Exhibit 99.1

Investor / Analyst Day Charles Prince Chairman and Chief Executive Officer CitigroupDecember 14, 2006

Citigroup 1 Acquisition focus Strong, separate franchises U.S. business concentration Strong expense discipline – acquisition synergies Balanced approach to growth One face to the customer Increasingly international Sharpened expense discipline Primarily organic Breaking down silos Greater international investments Structural review of expenses, operating efficiency Past Today Future

2006 YTD Financial Recap Revenues $62.9 $65.8 5% Non-int. rev. up 9% Operating Expenses 33.8 38.1 13% 9% ex-SFAS 123(R) Credit Costs 6.9 5.6 (19)% Pre-Tax Income 22.2 22.1 -- Taxes & Minority Int. 7.3 6.0 (18)% Income from Cont. Ops. 14.8 16.1 9% EPS from Cont. Ops. $2.85 $3.22 13% Return on Equity 21.4% 19.3% YTD YTD % ($B) 3Q’05 3Q’06 Change International Revenue (1) $24.4 $28.2 16% 40% 43% International Net Income (1) 5.9 7.1 20% 42% 45% (1) Excludes Alternative Investments, Corporate/Other and Discontinued Operations. As a % of C Increasing international YTD 3Q’05 YTD 3Q’06 2

2006 YTD Financial Recap Revenues as a % of C(1) 34% 22% 31% 11% 2% Revenue and Net Income Growth Revenues Net Income as a% of C(1)37% 20% 32% 6% 5% Net Income (1) Excludes GCG Other, Corporate/Other and Discontinued Operations. Excluding SFAS 123(R) charges. 3 (2)%10%14%16%(41)%U.S. ConsumerInt'l ConsumerCIBGWMAlt. Investments~~9%13%(33)%9%11%(32)%29%19%14%10%U.S. ConsumerInt'l ConsumerCIBGWMAlt. Investments~

2006 YTD Financial Recap

U.S. Consumer Trends ($B)


Average Deposits
$14B
139
144
148
153
4Q'05
1Q'06
2Q'06
3Q'06


Average Loans (1)
$32B
390
401
414
422
4Q'05
1Q'06
2Q'06
3Q'06


Revenues
7.0 (2)
7.3
7.6
7.8
4Q'05
1Q'06
2Q'06
3Q'06


Expenses
3.5
3.6
3.6
3.4
4Q'05
1Q'06
2Q'06
3Q'06

(1) Managed basis.
(2) Reflects $565MM pre-tax accounting charge to conform accounting practice for rewards.

4 citigroup

3% Investments4% SFAS 123(R) 2% Acquisitions 4% BAU 2006 YTD Financial Recap Expenses ($B) 13% Growth Components 5% CIB 3% Int’l Consumer3% GWM 2% U.S. Consumer Business Components Expense Composition 5 33.838.1 YTD 3Q'05YTD 3Q'06

Progress on 2006 Strategic Initiatives Expanding Our Distribution Network On track for 1,100+ new retail bank and consumer finance branches; 146 ALMs in Japan CIB offices in Kuwait, Dubai Int’l Financial Centre Partnerships: 7-Eleven, Expedia, Shell, Home Depot Transferring Expertise – Connecting Our Businesses Using Technology to Lower Costs and Better Serve Customers Allocating Capital Smith Barney in Citibank branches Bank services in consumer finance branches Mortgages offered through Smith Barney Bank-at-Work launched in 8 countries Data centers reduced from 52 to 43 Centralizing procurement Leveraging call centers Consolidated core processing systems Strategic acquisitions: HDFC, Akbank, Grupo Uno, Guangdong Development Bank, Quilter, Grupo Cuscatlan Repurchased $6B in stock; $7.4B in dividends Citibank N.A. upgraded to Aaa by Moody’s Representative Results 6

Strategic Acquisitions Full acquisition Preferred approach Full strategic control Partial ownership Strong local partner Strategic cooperation Potential to increase ownership Board representation Management control Restructuring opportunity 12.3% Stake 20% Stake 20% Stake 7 Quilter

Generate Growth in U.S. Consumer Re-weight Towards Int’l Consumer, CIB, GWM Sharp Focus on Expense Management Credit Management Our Priorities for 2007 8

Generate Growth in U.S. Consumer Broadening Core Business Activities Expanding Distribution Integrating Technology Serving Customers as One Company 9

Broadening Core Business Activities Retail Bank Cards Consumer Lending Checking, savings and overdraft products offered through Gateway branches 52 branches in 7 states by year-end 2006 Sales through branches Pilot in 540 branches, full rollout in 2007 Auto loans in branches Rolled out in 46 states during 2006; steady volume increases Existing Business 2,422 branches as of 3Q‘06 5.5 million customer accounts $34.7B loan balances Network Expansion 152 branches added in 2006 2006 vintages above plan Leveraging U.S. Consumer Finance Branches Consumer Finance Technology to Enhance Customer Experience and Efficiency 10

Re-Weight Towards Int’l Consumer, CIB, GWM Fill out geographic gaps Transfer expertise Expand distribution Drive efficiency Broaden product capabilities Expand client base Enhance advisory platform Expand balance sheet businesses On-shore build-out Int’l Consumer 23% CIB 31% GWM 11% U.S. Consumer 35% YTD 2006 Revenues (1) (1) Excludes Alternative Investments & Corporate/Other. Other 65% Targeted Acquisitions 11

Int'l Consumer: Expanding Distribution

Card Partnerships



■2005 □2006*
Airline 26 33
Oil 8 12
Telecom 13 15
Retail 19 32
Affinity 25 27
Other 12 17

- **Build on top-brand alliances**
  - Partnerships in 37 countries; 33 signed in 2006
- **Combination of global and local brands**
  - Global: American AAdvantage, Vodafone
  - Local: Malev (Hungary); Shinsegae (Korea); Celcom (Malaysia); bmibaby (UK)
- **Standardized approach to apply best practices and optimize efficiency**
- **2007 pipeline includes 200+ prospects**

Bank-at-Work



citibank handlowy

Citibank at Electrolux (Poland)

- **Benefits include:**
  - On-site convenience
  - Payroll convenience for employer
  - Relationship deepening with employer and employee
- **Continue to grow strong base of 12,000 companies with ~1.5MM customers**
  - Plan to launch in 5 countries in 2007
- **Growing source of new accounts**
  - Over 55% in certain established countries, such as Brazil and Colombia

*Includes partnerships signed in 2006, but not yet launched.
Note: Bankcard partnerships only.

12 citigroup

Corporate & Invest. Banking: Public Sector Group

- Long-standing global presence provides strong competitive advantage
- Focused and disciplined client coverage
- Added senior members to team
- Transfer of best practices
- Expect revenues of $1.9B in '06

Selected Wins

Aéroports de Paris **IPO** Joint Bookrunner €1.4B June 2006	Turkish Government's Oil Refinery Company **Privatization** Advisor US$4.1B January 2006	Korea Development Bank **Samurai Bond Offering** Joint Bookrunner ¥30.0B February 2006
Andean Dev. Corp. **Local Currency Bond** Advisor $100M April 2006	Turkey **Debt Exchange** Joint Bookrunner US$1.5B September 2006	Province of Buenos Aires **Liability Management** Advisor US$2.7B September 2006

Growth Priorities in 2007

Government Clients

- Ministries of:
  - Finance
  - Infrastructure
  - Privatization
  - Housing
- Pensions & Invest. Authorities
- Local & Regional Governments
- Central Banks
- Postal Systems
- Development Banks

Solutions

- Cost reduction & efficiency
- Monetization
- Risk mitigation
- Financing strategies

13 citigroup

Global Wealth Management Two Key Strategic Priorities Grow Banking and Lending Expand Advisory Business 15% Integrated SB and CPB product capabilities Strong growth in SB lending Consumer partnerships – real estate lending; commercial banking Launched bank deposit tiered pricing Linked Smith Barney/Citi account by 2Q’07 Private Bank expansion Sector solutions – e.g., sports franchise US banker build-out; global onshore strategy Continued market leadership in advisory Advisory assets +22% YTD Smith Barney Advisor AUMs up from $2B to $11B over past 12 months Integrating SB into Citibank branches Globalizing the advisory platform Onshore capability build-out in UK, India, Brazil Fee-Based Revenues: $MM Net Interest Revenues: $MM 31% 14 9289791,1431,1901,2153Q'054Q'051Q'062Q'063Q'064174264604444803Q'054Q'051Q'062Q'063Q'06

Sharp Focus on Expense Management Structural review of expense base Back and middle office focus Drive meaningful efficiencies over long term Investment spending dynamically managed Influenced by: Environment: yield curve, credit Strategic progress: significant ramp-up in 2005 and 2006 Market testing: Boston, Philadelphia Acquisitions: adding distribution, local partners 15

Operations & Technology

Leveraging Scale as a Competitive Advantage

- **Simplification & standardization**
  - Target ~$2.0B in technology run-rate savings by 2009
  - Consolidation of data centers
- **Consolidated core transaction systems**
  - Developers in low cost locations
  - Centralized procurement
- **Common customer-facing systems**
  - North America: Integrate products and channels
  - Enhance customer experience
  - Leverage call centers

Developers in Low Cost Locations



7.2
7.6
8.3
9.1
33%
35%
37%
39%
4Q'05
1Q'06
2Q'06
3Q'06
# of Developers (M)
% of Total Developers

Global Call Centers



Benefits ($MM)
523
976
1,433
2005
2006E
2007E
Expense Reduction
Sales Leveraging
Net Credit Loss Reduction

16 citigroup

Credit Management – Portfolio Quality

U.S. Mortgage Portfolio

- 30+ day delinquencies are lower than the industry average



30 + DPD (%) - Sept 2006
1.6
2.1
3.2
6.3
0.7
1.2
1st Mort./Prime
1st Mort./Non-Prime
2nd Mortgage
Citigroup
Industry

Note: Industry Data from Loan Performance Systems.

U.S. Cards

- Credit quality has remained stable and better than the industry



30+ DPD (%)
3.1
3.5
3.1
3.5
3Q'05
3Q'06
Citigroup
Industry

Note: Industry Data from Visa-IRKI (Industry Risk Key Indicators).

International Consumer

- Credit environment generally stable with selected country-specific issues including:
  - **Mexico:** Portfolio growth
  - **Taiwan:** Debt Relief Program
  - **Japan:** Consumer Finance – increased reserves; potential repositioning charge

Corporate Credit

- Risk profile of portfolio has remained stable, despite 22% growth in exposure



83%
17%
82%
18%
3Q'05
3Q'06
Investment Grade
Non-Investment Grade

- NPL ratio declined from .96% to .42%

17 citigroup

Selected 2007 New Deliverables

Initiative	Deliverable Date
1. Structural expense review completed	1Q'07
2. Hardwire U.S. Consumer	
– Connect Smith Barney and Citibank technology platforms	2Q'07
– Single sales & service platform across US credit cards	4Q'07
3. Assess Boston and Philadelphia test market success	2H'07
4. Additional international acquisitions	2007

18 citigroup

Our Expectations Organic revenue growth of mid to high single digit Net income growth faster than revenue growth Return on equity of 18% to 20% Long-Term Consolidated Expectations • Yield curve • Credit • Taxes • SFAS 123(R) 2007 Considerations U.S. Consumer Mid-single digit International Consumer Double-digit Corporate and Investment Banking Double-digit, but market sensitive Global Wealth Management Double-digit, but market sensitive Long-Term Organic Revenue Growth 19

Looking Ahead 20 Future Balanced approach to growth One face to the customer Increasingly international Sharpened expense discipline Future Acquisition focus Strong, separate franchises U.S. business concentration Strong expense discipline – acquisition synergies Primarily organic Breaking down silos Greater international investments Structural review of expenses, operating efficiency Past Today

Certain statements in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroup’s filings with the Securities and Exchange Commission.21